Exhibit (a)(1)(iii)

LETTER OF TRANSMITTAL

TO TENDER AMERICAN DEPOSITARY SHARES

of

QUILMES INDUSTRIAL (QUINSA), S.A.

Pursuant to its Offer to Purchase

Dated August 18, 2004

THE OFFER, THE PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE

AT 10:00 A.M. NEW YORK CITY TIME, WHICH IS 4:00 P.M. LUXEMBOURG TIME, ON THURSDAY, SEPTEMBER 16, 2004, UNLESS THE OFFER IS EXTENDED.

The ADS Tender Agent for the Offer is:

THE BANK OF NEW YORK

By Registered, Certified or First Class Mail:	By Overnight Delivery:	By Hand Delivery:	For Notice of Guaranteed Delivery:
Tender & Exchange Dept (Quinsa Tender Offer) P.O. Box 859208 Braintree, MA 02185-9208	Tender & Exchange Dept (Quinsa Tender Offer) 161 Bay State Road Braintree, MA 02185	Tender & Exchange Dept — 11W 101 Barclay Street Receiver & Deliver Window — Street Level New York, New York 10286	(for Eligible Institutions Only) By Facsimile Transmission: (212) 815-6433 To Confirm Facsimile Transmission Only: (212) 815-6212

Capitalized terms used in this American Depositary Share Letter of Transmittal (“ADS Letter of Transmittal”) and not otherwise defined herein have the meanings ascribed thereto in the Company’s Offer to Purchase, dated August 18, 2004.

Delivery of this ADS Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the ADS Tender Agent. The instructions set forth in this ADS Letter of Transmittal should be read carefully before this ADS Letter of Transmittal is completed.

THIS LETTER OF TRANSMITTAL MAY ONLY BE USED TO TENDER ADSs. IT MAY NOT BE USED TO TENDER SHARES. INSTEAD, TO TENDER SHARES, YOU MUST USE THE SEPARATE “LETTER OF TRANSMITTAL TO TENDER SHARES.”

For the purposes of calculating the purchase price for ADSs, each tender of an ADS will be treated by Quinsa as a tender of the two Class B shares underlying such ADS. Therefore, the purchase price per ADS will be twice the purchase price per Class B share.

You should use this ADS Letter of Transmittal if you are tendering physical American Depositary Receipts (“ADRs”) evidencing American Depositary Shares (“ADSs”) or are causing the ADSs to be delivered by book-entry transfer to the ADS Tender Agent’s account at The Depository Trust Company (“DTC,” which is hereinafter referred to as the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

Description of ADSs Tendered

Name(s) and Address(es) of Registered Holder(s)
(Please fill in, if blank, exactly as	ADSs Tendered
name(s) appear(s) on ADR(s))	(Attach additional list if necessary)

Total Number of
	ADR	ADSs Evidenced	Number
	Number(s)*	by ADR(s)	of ADSs Tendered*

Total ADSs

* Unless otherwise indicated, it will be assumed that all ADSs represented by any ADRs delivered to the ADS Tender Agent are being tendered. See Instruction 4.

☐	Check here if certificates have been lost, destroyed or mutilated. See Instruction 12. The number of ADSs evidenced by lost, destroyed or mutilated certificates is .

If you desire to tender ADSs in the offer, but you cannot deliver your ADSs and all other required documents to the ADS Tender Agent by the Expiration Date (as defined in the Offer to Purchase) or cannot comply with the procedures for book-entry transfer on a timely basis, you must tender your ADSs pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

Additional Information if ADSs Are Being Delivered By Book-Entry Transfer or

Are Being Delivered Pursuant to a Previous Notice of Guaranteed Delivery

☐	Check here if tendered ADSs are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the ADS Tender Agent and complete the following:

Name(s) of Registered Holder(s)

Window Ticket No. (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If Guaranteed Delivery is to be made by book-entry transfer, complete the following:

Name of Tendering Institution

DTC Account No.

Transaction Code

☐	Check here if tendered ADSs are being delivered by book-entry transfer made to an account maintained by the ADS Tender Agent with the Book-Entry Transfer Facility and complete the following (only financial institutions that are participants in the system of any Book-Entry Transfer Facility may deliver ADSs by book-entry transfer):

Name of Tendering Institution

DTC Account No.

Transaction Code No.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF ADSs.

ADSs TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER (SEE INSTRUCTION 5)

☐	The undersigned wants to maximize the chance of having Quinsa purchase all the ADSs the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders ADSs and is willing to accept the purchase price per ADS determined by Quinsa pursuant to the offer, which will be a price equal to two times the price per Class B share determined by Quinsa pursuant to the offer. This action will result in receiving a price per ADS of as low as $16.00 or as high as $19.00 (being twice the minimum or maximum purchase price per Class B share, respectively). The undersigned acknowledges that, for the purposes of determining the price to be paid per ADS, Quinsa will treat each tender of an ADS as a tender of the two Class B shares underlying such ADS.

 — OR —

ADSs TENDERED AT PRICE DETERMINED BY ADS HOLDER (SEE INSTRUCTION 5)

By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders ADSs, each of which represents two underlying Class B shares, at the checked price per underlying Class B share. This action could result in none of the tendered ADSs being purchased if the purchase price per underlying Class B share determined by Quinsa is less than the price checked. The undersigned acknowledges that, for the purposes of determining the price to be paid per ADS, Quinsa will treat each tender of an ADS as a tender of the two Class B shares underlying such ADS. If the purchase price per Class B share selected by Quinsa pursuant to the offer is equal to or greater than the price checked below, subject to proration, Quinsa will purchase the ADSs tendered at a purchase price per ADS equal to twice the purchase price paid per Class B share. An ADS holder who desires to tender ADSs at more than one price per underlying Class B share must complete a separate ADS Letter of Transmittal for each price per underlying Class B share at which ADSs are tendered. The same ADSs cannot be tendered at more than one price (unless those ADSs were previously tendered and properly withdrawn).

PRICE (IN DOLLARS) PER UNDERLYING CLASS B SHARE AT WHICH ADSs ARE BEING TENDERED

☐$8.00 per underlying Class B share (Equal to $16.00 per ADS)	☐$9.00 per underlying Class B share (Equal to $18.00 per ADS)
☐$8.25 per underlying Class B share (Equal to $16.50 per ADS)	☐$9.25 per underlying Class B share (Equal to $18.50 per ADS)
☐$8.50 per underlying Class B share (Equal to $17.00 per ADS)	☐$9.50 per underlying Class B share (Equal to $19.00 per ADS)
☐$8.75 per underlying Class B share (Equal to $17.50 per ADS)

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 6, 7 and 8)

   To be completed ONLY if the check for the purchase price of ADSs purchased (less the amount of any federal income and backup withholding tax required to be withheld) and/or ADR(s) evidencing ADSs not tendered or not purchased are to be issued in the name of someone other than the undersigned or if ADSs tendered hereby and delivered by book-entry transfer that are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

Issue	☐ Check to:

☐ ADR(s) to:

Name(s)

(Please Print)

Address

(Zip Code)

(Taxpayer Identification No.)

☐	Credit ADSs delivered by book-entry transfer and not purchased to the account set forth below:

Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 6, 7 and 8)

   To be completed ONLY if the check for the purchase price of ADSs purchased (less the amount of any federal income and backup withholding tax required to be withheld) and/or ADR(s) evidencing ADSs not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Deliver	☐ Check to:

☐ ADR(s) to:

Name

(Please Print)

Address

(Zip Code)

(Taxpayer Identification No.)

SIGN HERE

(Please Complete and Return the Attached Substitute Form W-9 below)

Signature(s) of Owner(s)

Name(s)

(Please Print)

Capacity (full title)

Address

(Zip Code)

(Tax Identification or Social Security Number)
(See Substitute Form W-9 Included Herewith)

Daytime Area Code and Telephone Number

Dated                                         , 2004

(Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR(s) or on a security position listing or by persons(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

Guarantee of Signature(s), if required

(See Instructions 1 and 6)

Name:

Title:

Name of Firm:

Authorized Signature:

Address

(Zip Code)

Area Code and Telephone Number:

Dated:                                         , 2004

Payer’s Name: The Bank of New York, as ADS Tender Agent

SUBSTITUTE FORM W-9	Part I Taxpayer Identification No. — For All Accounts		Part II For Payees Exempt From Backup Withholding, please write “Exempt” here (see enclosed Guidelines)
Department of the Treasury Internal Revenue Service	Enter your taxpayer identification number in the appropriate box. For most individuals and sole proprietors, this is your social security number. For other entities, it is your Employer Identification Number. If you do not have a number, see How to Obtain a TIN in the enclosed Guidelines.	Social security number
Payer’s Request for Taxpayer Identification No.	Note: If the account is in more than one name, see the chart on page 2 of enclosed Guidelines to determine which number to give.	OR Employer identification number

Part III — Certification. — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number;
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) Any information provided in this form is true, correct and complete.

SIGNATURE	DATE:	, 2004

Name (Please Print)
Address (Please Print)

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

Ladies and Gentlemen:

The undersigned hereby tenders to Quilmes Industrial (Quinsa), S.A., a Luxembourg corporation (“Quinsa” or the “Company”), the above-described ADSs, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 18, 2004 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this ADS Letter of Transmittal (which, together with the related Letter of Transmittal To Tender Shares, and the Offer to Purchase, as they may be amended or supplemented from time to time, constitute the “Offer”). Quinsa expressly reserves the right, in its sole discretion, to purchase additional Class B shares (including those tendered as ADSs) subject to applicable legal requirements.

Subject to, and effective upon, acceptance for payment of and payment for the ADSs tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of Quinsa all right, title and interest in and to all the ADSs that are being tendered hereby and appoints the ADS Tender Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such ADSs, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(1) deliver ADR(s) evidencing such ADSs, or transfer ownership of such ADSs on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Quinsa;

(2) present or cause to be presented the ADSs for transfer on the books of The Bank of New York, as depositary; and

(3) receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs, all in accordance with the terms of the Offer.

The undersigned understands that Quinsa is offering to purchase up to 8,400,000 Class B shares (including those held as ADSs) at a purchase price not greater than $9.50 nor less than $8.00 per Class B share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer. The undersigned understands that the purchase price per Class B share will be the lowest price at which, based on the number of Class B shares tendered (including those tendered as ADSs) and the prices specified by the tendering holders, Quinsa can purchase 8,400,000 Class B shares (including those tendered as ADSs), or such lesser number of Class B shares (including those tendered as ADSs) as are properly tendered and not properly withdrawn. The undersigned understands that all Class B shares acquired in the Offer will be acquired at the same price, regardless of whether a holder of Class B shares tenders at a lower price than the purchase price that Quinsa selects for the Class B shares, and that all ADSs acquired in the Offer will be acquired at twice the Class B share purchase price, regardless of whether a holder of ADSs tenders the Class B shares represented by the ADSs at a lower price than the purchase price that Quinsa selects for the Class B shares. All Class B shares properly tendered (including those tendered as ADSs) at prices at or below the relevant purchase price and not properly withdrawn will be purchased, upon the terms and subject to the conditions of the Offer and the proration provisions described in the Offer to Purchase.

The undersigned hereby represents and warrants that the undersigned:

(1) has a net long position in the ADSs at least equal to the number of ADSs being tendered;

(2) has full power and authority to tender, sell, assign and transfer the ADSs tendered hereby and that, when the same are accepted for payment by Quinsa, Quinsa will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims; and

(3) will, upon request, execute and deliver any additional documents deemed by the ADS Tender Agent or Quinsa to be necessary or desirable to complete the sale, assignment and transfer of the ADSs tendered hereby.

The undersigned understands that tenders of ADSs pursuant to any one of the procedures described in Section 3 of the Offer to Purchase for tendering ADSs and in the instructions hereto will constitute an agreement between the undersigned and Quinsa upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will Quinsa pay interest on the purchase price for Class B shares or ADSs.

The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Quinsa may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Class B shares and/or ADSs tendered or may accept for payment fewer than all of the Class B shares and/or ADSs tendered.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of any ADSs purchased (less the amount of any federal income or backup withholding tax required to be withheld), and return any ADRs evidencing ADSs not tendered or not purchased, in the name(s) of the undersigned or, in the case of ADSs tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of any ADSs purchased (less the amount of any U.S. federal income or backup withholding tax required to be withheld) and any ADRs evidencing ADSs not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any ADSs purchased (less the amount of any U.S. federal income or backup withholding tax required to be withheld) and return any ADSs not tendered or not purchased in the name(s) of, and mail said check and any ADRs evidencing ADSs to, the person(s) so indicated.

The undersigned recognizes that Quinsa has no obligation, pursuant to the “Special Payment Instructions,” to transfer any ADSs from the name of the registered holder(s) thereof, if Quinsa does not accept for payment any of the ADSs so tendered.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

ONLY ADSs MAY BE TENDERED IN THE OFFER PURSUANT TO THIS ADS LETTER OF TRANSMITTAL. HOLDERS OF CLASS B SHARES MAY NOT TENDER CLASS B SHARES INTO THE OFFER PURSUANT TO THIS ADS LETTER OF TRANSMITTAL. A HOLDER OF CLASS B SHARES DESIRING TO TENDER IN THE OFFER SHOULD USE THE “LETTER OF TRANSMITTAL TO TENDER SHARES,” BY WHICH SUCH HOLDER MAY TENDER CLASS B SHARES INTO THE OFFER.

1.  Guarantee of Signatures. Except as otherwise provided below, all signatures on this ADS Letter of Transmittal must be guaranteed by a financial institution (including most banks and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program (an “Eligible Institution”). Signatures on this ADS Letter of Transmittal need not be guaranteed (a) if this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of ADSs) tendered herewith and such holder(s) have not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on this ADS Letter of Transmittal or (b) if such ADSs are tendered for the account of an Eligible Institution. See Instruction 8. You may also need to have any ADRs evidencing ADSs that you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 6.

2.  Delivery of the ADS Letter of Transmittal and ADSs; Guaranteed Delivery Procedure. You should use this ADS Letter of Transmittal only if you are forwarding ADR(s) evidencing ADSs with this ADS Letter of Transmittal or causing the ADSs to be delivered by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. In order for you to validly tender ADSs, ADR(s) evidencing ADSs for all physically delivered ADSs, or a confirmation of a book-entry transfer of all ADSs delivered electronically into the ADS Tender Agent’s account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed ADS Letter of Transmittal or an Agent’s Message in connection with book-entry transfer and any other documents required by this ADS Letter of Transmittal, must be received by the ADS Tender Agent at one of its addresses set forth on the front page of this ADS Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase).

Agent’s Message. The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the ADS Tender Agent, which states that the Book-Entry Transfer Facility has received an acknowledgment from the participant in the Book-Entry Transfer Facility tendering the ADSs that such participant has received and agrees to be bound by the terms of this ADS Letter of Transmittal and Quinsa may enforce such agreement against them.

Guaranteed Delivery. If you cannot deliver your ADSs and all other required documents (including ADRs evidencing the ADSs) to the ADS Tender Agent by the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, you must tender your ADSs pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure:

(a) such tender must be made by or through an Eligible Institution;

(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Quinsa must be received by the ADS Tender Agent by the Expiration Date, specifying the price at which ADSs are being tendered, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and

(c) ADR(s) evidencing the ADSs for all physically delivered ADSs, or a confirmation of a book-entry transfer of all ADSs delivered electronically into the ADS Tender Agent’s account at the Book-Entry Transfer Facility, together with a properly completed and duly executed ADS Letter of Transmittal with any required signature guarantees or an Agent’s Message and any other documents required by this ADS Letter of Transmittal, must be received by the ADS Tender Agent within three (3) New York Stock Exchange, Inc., trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

The method of delivery of all documents, including ADR(s) evidencing the ADSs, is at your option and risk. If you choose to deliver the documents by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No fractional ADSs will be purchased. If Quinsa would otherwise be required to purchase from a holder a fractional ADS, Quinsa will round down to the nearest whole ADS to determine the number of ADSs to be purchased from that holder. By executing this ADS Letter of Transmittal, you waive any right to receive any notice of the acceptance for payment of the ADSs.

3.  Inadequate Space. If the space provided in the box captioned “Description of ADSs Tendered” is inadequate, then you should list the ADR(s) evidencing such ADSs and/or the number of ADSs evidenced by such ADR(s) on a separate signed schedule attached hereto.

4.  Partial Tenders (Not applicable to stockholders who tender by book-entry transfer). If you wish to tender (offer to sell) fewer than all of the ADSs evidenced by any ADR that you deliver to the ADS Tender Agent, fill in the number of ADSs that are to be tendered in the box entitled “Number of ADSs Tendered.” In such case, a new ADR for the remainder of the ADSs evidenced by the old ADR will be sent to the person(s) signing this ADS Letter of Transmittal, unless otherwise provided in the appropriate box on this ADS Letter of Transmittal, as promptly as practicable after the expiration or termination of the offer. Unless you indicate otherwise, all ADSs represented by an ADR delivered to the ADS Tender Agent will be deemed to have been tendered. In the case of ADSs tendered by book-entry transfer at the Book-Entry Transfer Facility, the ADSs will be credited to the appropriate account maintained by the tendering holder at the Book-Entry Transfer Facility. In each case, ADSs will be returned or credited without expense to the stockholder.

5.  Indication of Price at Which ADSs Are Being Tendered. In order to validly tender by this ADS Letter of Transmittal, you must either:

(a) check the box under “ADSs Tendered at Price Determined Pursuant to the Offer”; OR

(b) check the box indicating the one price per ADS at which you are tendering ADSs under “ADSs Tendered at Price Determined by ADS Holder.”

By checking the box under “ADSs Tendered at Price Determined Pursuant to the Offer” you agree to accept the purchase price per ADS resulting from the offer process, which may be as low as $16.00 or as high as $19.00 per ADS, being twice the minimum or maximum purchase price for Class B shares, respectively. By checking a box under “ADSs Tendered at Price Determined by ADS Holder,” you acknowledge that doing so could result in none of your ADSs being purchased if the purchase price per Class B Share is less than the price per underlying Class B share that you checked.

You may only check one box. If you check more than one box or no boxes, then you will not be deemed to have validly tendered your ADSs. If you wish to tender portions of your ADS holdings at different prices, you must complete a separate ADS Letter of Transmittal for each price at which you wish to tender each such portion of your ADSs. You cannot tender the same ADSs at more than one price (unless you previously tendered and withdrew those ADSs, as provided in Section 4 of the Offer to Purchase).

6.  Signatures on ADS Letter of Transmittal; Stock Powers and Endorsements.

(a) Exact Signatures. If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADR(s) evidencing the ADSs without alteration, enlargement or any change whatsoever.

(b) Joint Holders. If any of the ADSs tendered hereby are held of record by two or more persons, all such persons must sign this ADS Letter of Transmittal.

(c) Different Names on ADR(s). If any of the ADSs tendered hereby are registered in different names on different ADRs evidencing the ADSs, it will be necessary to complete, sign and submit as many separate ADS Letters of Transmittal as there are different registrations of ADRs.

(d) Endorsements. If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs tendered hereby, no endorsements of ADR(s) evidencing the ADSs or separate stock powers are required. Signatures on any such ADR(s) or stock powers must be guaranteed by an Eligible Institution.

If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs tendered hereby, ADR(s) evidencing the ADSs must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the ADRs evidencing such ADSs. Signature(s) on any such ADRs or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this ADS Letter of Transmittal or any ADR or other certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the ADS Tender Agent of the authority of such person so to act must be submitted.

7.  Stock Transfer Taxes. Except as provided in this Instruction 7, Quinsa will pay any stock transfer taxes with respect to the sale and transfer of any ADSs to it or its order pursuant to the offer. If, however, payment of the purchase price for the ADSs is to be made to, or ADSs not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or tendered ADSs are registered in the name of a person other than the name of the person(s) signing this ADS Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price by the ADS Tender Agent, unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

8.  Special Payment and Delivery Instructions. If the check for the purchase price of any ADSs purchased is to be issued and any ADSs not tendered or not purchased are to be returned in the name of a person other than the person(s) signing this ADS Letter of Transmittal or if the check and any ADR evidencing ADSs not tendered or not purchased are to be mailed to someone other than the person(s) signing this ADS Letter of Transmittal or to the person(s) signing this ADS Letter of Transmittal at an address other than that shown above, the boxes captioned “Special Delivery Instructions” and/or “Special Payment Instructions” on this ADS Letter of Transmittal should be completed.

9.  United States Federal Income Tax Withholding. Under the U.S. backup withholding rules, the ADS Tender Agent may be required to withhold 28% of the amount of any payments made to certain holders of ADSs pursuant to the offer. In order to avoid such backup withholding, each tendering stockholder must provide the ADS Tender Agent with such ADS holder’s correct taxpayer identification number by completing the Substitute Form W-9 set forth above, an IRS form W-8 as described below, or otherwise establish an exemption under applicable regulations.

In general, if an ADS holder is an individual, the taxpayer identification number is the social security number of such individual. If the ADS Tender Agent is not provided with the correct taxpayer identification number, the ADS holder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such ADS holder pursuant to the offer may be subject to backup withholding. Certain ADS holders (including, among others, corporations and foreign persons) are not subject to these backup withholding requirements. In order to satisfy the ADS Tender Agent that a foreign person qualifies as an exempt recipient, such ADS holder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that person’s exempt status. Such statements can be obtained from the ADS Tender Agent.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if ADSs are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause ADSs to be deemed invalidly tendered, but may require the ADS Tender Agent to withhold 28% of the amount of any payments made pursuant to the offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

10.  Irregularities. All questions as to purchase price, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Class B shares and/or ADSs will be determined by Quinsa in its sole discretion, which determinations shall be final and binding on all parties. Quinsa reserves the absolute right to reject any or all tenders of Class B Shares and/or ADSs it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Quinsa’s counsel, be unlawful. Quinsa also reserves the absolute right to waive any of the conditions of the offer and any defect or irregularity in the tender of any particular Class B shares and/or ADSs, and Quinsa’s interpretation of the terms of the offer (including these instructions) will be final and binding on all parties. No tender of Class B shares and/or ADSs will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Quinsa shall determine. None of Quinsa, the Dealer Manager, the ADS Tender Agent, the Share Tender Agent, the Information Agent (as the foregoing are defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

11.  Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase and this ADS Letter of Transmittal should be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below.

12.  Lost, Stolen, Destroyed or Mutilated ADR(s). If your ADRs evidencing part or all of your ADSs have been lost, stolen, destroyed or mutilated, you should call The Bank of New York, as depositary under the Amended and Restated Deposit Agreement dated as of February 28, 2002, by and among Quinsa, The Bank of New York (as depositary for the ADSs) and the holders and beneficial owners from time to time of ADRs, at 1-800-507-9357, regarding the requirements for replacement. You may be required to post a bond in connection with the issuance of a replacement ADR. You are urged to contact The Bank of New York immediately in order to receive further instructions, for a determination as to whether you will need to post a bond and to permit timely processing of this documentation.

This ADS Letter of Transmittal, properly completed and duly executed, together with ADR(s) evidencing ADSs being tendered (or confirmation of book-entry transfer) and all other required documents, must be received before 10:00 a.m. New York City time, which is 4:00 p.m. Luxembourg time, on the Expiration Date, or the tendering ADS holder must comply with the procedures for guaranteed delivery.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

How to Obtain a Taxpayer Identification Number. —If you do not have a taxpayer identification number or don’t know your number, apply for one immediately. To apply, obtain FORM SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or FORM SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

Payees and Payments Exempt From Backup Withholding. —Payees specifically exempted from backup withholding on ALL payments include the following:

(1)  A corporation.

(2)  An organization exempt from tax under Section 501(a), or an IRA, or a custodial account under section 403(b)(7).

(3)  The United States or any of its agencies or instrumentalities.

(4)  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(5)  A foreign government and any of its political subdivisions, agencies or instrumentalities.

(6)  An international organization or any of its agencies or instrumentalities.

(7)  A foreign central bank of issue.

(8)  A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

(9)  A real estate investment trust.

(10)  An entity registered at all times during the tax year under the Investment Company Act of 1940.

(11)  A common trust fund operated by a bank under section 584(a).

(12)  A financial institution.

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in trade or business in the U.S. and that have at least one nonresident partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Payments made to a nominee.

Payments of interest generally not subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

Penalties

Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. —If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal Penalty for Falsifying Information. —Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Privacy Act Notice. —Section 6109 requires most recipients of dividends, interest, or other payments to furnish their correct taxpayer identification number to persons who must file information returns with the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable income of a taxpayer who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

What Name and Number to Give the Requester

Give the Name and SOCIAL SECURITY number of:
For this type of account

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship	The owner(3)

For Additional Information Contact Your Tax
Consultant or the Internal Revenue Service

Give the Name and SOCIAL SECURITY number of:
For this type of account

6.	Sole proprietorship	The owner(3)
7.	A valid trust, estate or pension trust	Legal entity(4)
8.	Corporate	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agriculture program payment	The public entity

(1)	List first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

The Information Agent for the Offer is:

D.F. KING & CO., INC.

48 WALL STREET, 22nd Floor
NEW YORK, NY 10005

Banks and Brokerage Firms Please Call: (212) 269-5550 (Call Collect)

All Others Call Toll Free: (888) 628-8208

The Dealer Manager for the Offer is:

UBS Investment Bank

299 Park Avenue
New York, New York 10171
(212) 821-6011 (Call Collect)
(877) 216-7104 (Call Toll Free)